UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report:  April 27, 2005

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-7903

DELAWARE	36-2675371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:     (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01    Regulation FD Disclosures.

On April 27, 2005, the Registrant issued a press release announcing its third quarter of fiscal 2005 financial results.

Management disclosed certain information about the first nine months of fiscal year 2005, which may be considered important to certain stockholders. Capital expenditures were approximately $3 million and depreciation and amortization expense was approximately $4.3 million for the first nine months of fiscal year 2005.

Management also disclosed certain information regarding segment results for the third quarter of fiscal 2005.  The Protect and Direct segment recorded approximately $4 million in operating profit on $18 million of sales.  The Inform segment recorded an operating loss of approximately $1.9 million on $16 million of sales.  Unallocated corporate expenses were approximately $2.3 million.

The conference call was recorded and is available for replay through May 4, 2005.  To access the replay, please call (706) 645-9291 and enter passcode 5426978; the recorded web cast will also be available at “www.quixotecorp.com”.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include statements regarding the Registrant’s expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts.  Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report.  Forward-looking statements are subject to numerous risks, uncertainties and assumptions about the Registrant and its business.  These risks and uncertainties are discussed in the Registrant’s annual report on Form 10-K for the year ended June 30, 2004 and the quarterly report on Form 10-Q for the quarter ended December 31, 2004.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Registrant does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.  For those statements, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits.

The following Exhibit is included herein:

(c)                                  Exhibits

99                                    Press Release issued by Quixote Corporation, dated April 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	April 27, 2005	/s/ Daniel P. Gorey
DANIEL P. GOREY
Vice President, Chief Financial
Officer and Treasurer
(Chief Financial & Accounting
Officer)